NEW CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE

NEW CONSULTANT PROTECTOR VARIABLE UNIVERSAL LIFE

Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Through

WILTON REASSURANCE LIFE CO OF NEW YORK

VARIABLE LIFE SEPARATE ACCOUNT A

Supplement dated July 10, 2024

to the

Prospectus dated May 1, 2024

This supplement amends certain disclosure contained in the above referenced prospectus offered by Wilton Reassurance Life Company of New York.

Guggenheim VT Long Short Equity Fund Liquidation

On May 24, 2024, the Board of Trustees of Rydex Variable Trust (the “Board”) approved a proposal to close and liquidate the following portfolio (the “Liquidating Portfolio”) pursuant to the terms of a Plan of Liquidation (the “Liquidation”), subject to shareholder approval. If approved by shareholders, the Liquidation is expected to occur on or about August 16, 2024, or any such other date deemed appropriate by an officer of the Rydex Variable Trust (the “Liquidation Date”). Any Policy Value remaining in the Sub-Account investing in the Liquidating Portfolio after the Liquidation Date will be transferred to the Sub-Account investing in the Default Portfolio.

Liquidating Portfolio	Default Portfolio
Guggenheim VT Long Short Equity Fund	Fidelity® VIP Government Money Market Portfolio – Initial Class

Effective on the Liquidation Date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Liquidating Portfolio will be deemed instruction for the corresponding Default Portfolio. This includes, but is not limited to, Dollar Cost Averaging and Portfolio Rebalancing.

Please note that you may transfer out of the Liquidating Portfolio any time prior to the Liquidation Date. Such transfers will be free of charge and will not count as one of your free transfers under your Policy. In addition, for a period of 60 days after the Liquidation Date, any Policy Value that was transferred to the Default Portfolio due to the liquidation can be transferred to another investment option available under your Policy free of charge and will not count as one of your free transfers. You should note that any investment option into which you make a transfer will be subject to the transfer limitations described in your prospectus.

You may wish to consult with your financial professional about the impact of the liquidation on your Policy.

The chart under the heading “Ongoing Fees and Expenses” and “The Portfolio Company’s Annual Expenses is changed to:

Annual Fee	Minimum	Maximum
Investment Options (Portfolio Company fees and expenses)	0.10%	1.42%

The chart under the heading “The Portfolio Company’s Annual Expenses” is changed to:

	Minimum	Maximum
Total Annual Operating Expenses(1) (expenses that are deducted from the Portfolio Company’s assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.42%

(1)	Expenses are shown as a percentage of the Portfolio Company’s average daily net assets (before any waiver or reimbursement) as of December 31, 2023.

Appendix A - Portfolio Companies Available Under the Policy: the following Adviser/Subadvisor is updated effective July 15, 2024 as follows:

Putnam VT High Yield Fund - Class IA Franklin Advisers, Inc. (Subadvisor Putnam Investment Management, LLC and Putnam Investments Limited)**
Putnam VT International Value Fund - Class IA Putnam Investment Management, LLC (Subadvisor Franklin Advisers, Inc., Putnam Investments Limited and The Putnam Advisory Company, LLC)***

Appendix A - Portfolio Companies Available Under the Policy: the following fund fee is updated as follows:

Portfolio Company and Adviser/Subadvisor	Current Expense
VanEck VIP Global Resources Fund - Initial Class	1.07%

Van Eck Associates Corporation

Please refer to your prospectus for detailed information about available investment options.

If you have any questions, please contact your financial professional or call us at (800) 262-1028.

Please keep this supplement together with your prospectus for future reference.